UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 12, 2006

                          MONTEREY GOURMET FOODS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       001-11777              77-0227341
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

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                               1528 Moffett Street
                            Salinas, California 93905
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (831) 753-6262

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.

Securities Purchase Agreement

         On June 12, 2006, Monterey Gourmet Foods, Inc.. ("Monterey") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with selected institutional investors (each an "Investor" and collectively, the "Investors"). Pursuant to the terms of the Securities Purchase Agreement, Monterey has agreed to sell in a private placement a total of 2,174,000 shares of its common stock, $0.001 par value per share (the "Common Stock"), for aggregate gross proceeds of approximately $12,500,000. The transaction is expected to close, subject to specified conditions, during the week of June 26, 2006.

         As part of the transaction, investors will receive Warrants to purchase approximately 652,000 additional shares at an exercise price of $7.50 per share. The warrants will remain exercisable for a period of five years from the closing of the offering. The warrants are subject to conversion at the option of the Company after 18 months if, among other things, the registration statement (see 'Registration Rights Agreement' below in this Item) is effective and the volume weighted average price of the Company's common stock is $15 or higher for 20 consecutive trading days.

         Pursuant to the Securities Purchase Agreement, Monterey and the Investors have made representations and warranties regarding matters that are customarily included in financings of this nature. Subject to time-related conditions or qualifications, such representations and warranties shall survive the closing. The Securities Purchase Agreement also contains indemnification and contribution agreements among the parties in the event of certain liabilities.

         The description of the terms and conditions of the Securities Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement attached hereto as Exhibit 10.28 and incorporated herein by this reference. The Securities Purchase Agreement has been included to provide information regarding its terms. It is not intended to provide any other factual information about Monterey. Such information can be found in the other public filings Monterey makes with the Securities and Exchange Commission (the "SEC"), which are available without charge at www.montereygourmetfoods.com.

Registration Rights Agreement

         On June 12, 2006, Monterey entered into a Registration Rights Agreement (the "Registration Rights Agreement") with the Investors. Pursuant to the Registration Rights Agreement, Monterey has agreed to register the resale of the shares of Common Stock sold to the Investors pursuant to the Securities Purchase Agreement, including the shares issuable upon exercise of the Warrants. Monterey has agreed to file with the SEC a registration statement with respect to this registration within 30 days after closing. If certain of its obligations under the Registration Rights Agreement are not met, Monterey has agreed to make pro-rata liquidated damages payments to each Investor.

         The description of the terms and conditions of the Registration Rights Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached hereto as Exhibit 10.29 and incorporated herein by this reference.

         Other than with respect to the Securities Purchase Agreement and the Registration Rights Agreement, there are no material relationships between Monterey and any of the Investors.

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Item 3.02.        Unregistered Sales of Equity Securities.

         On June 12, 2006, Monterey entered into a definitive agreement to sell an aggregate of (1) 2,174,000 shares of its Common Stock at a per share cash purchase price of $5.75 and (2) Warrants for Common Stock priced at $7.50 per share and exercisable over a five-year period. The number and price of the Warrants are adjustable in the event of stock splits, recombinations and reclassifications but not for new issues, and the Warrants are subject to call by the Company after 18 months in the event of certain circumstances. Monterey shall receive gross proceeds in the amount of approximately $12,500,000 from the initial sale of the Common Stock. The financing will result in net proceeds to Monterey of approximately $11,700,000 after the deduction of offering expenses. Roth Capital Partners LLC acted as placement agent in connection with the transaction. Under its engagement agreement with Monterey, Roth Capital Partners, as placement agents are expected to receive commissions of 6% of the gross proceeds.

         The foregoing sales and issuances were made in reliance upon exemptions from the registration provisions of the Securities Act of 1933, as amended, set forth in Section 4(2) and Rule 506 of Regulation D thereof, relative to the sales and issuances to accredited investors, within the meaning of Rule 501 of Regulation D, of the securities of an issuer not involving any public offering.

         Additional information regarding the sale and issuance of the Common Stock is incorporated herein by reference to "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K.

Item 8.01.        Other Events.

         On June 13, 2006, Monterey announced that it had entered into a definitive agreement with selected institutional investors pursuant to which Monterey has agreed to sell 2,174,000 shares of its Common Stock at a per share cash purchase price of $5.75 and Warrants for Common Stock exercisable over a five-year period at the price of $7.50 per share. The number and price of the Warrants are adjustable in the event of stock splits, recombinations and reclassifications but not for new issues, and the Warrants are subject to call by the Company after 18 months in the event of certain circumstances. The financing will result in net proceeds to Monterey of approximately $11,700,000 from the initial offering, after the deduction of offering expenses, and, if all of the Warrants are exercised at $7.50 per share, an additional $4,890,000 over a five-year period. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d)  Exhibits

         The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 13, 2006                    MONTEREY GOURMET FOODS, INC.


                                        By: /s/ SCOTT S. WHEELER
                                            ----------------------------------
                                            Scott S. Wheeler
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                               Description
--------------  ----------------------------------------------------------------
 10.28           Securities Purchase Agreement, dated as of June 12, 2006,
 10.29           Registration Rights Agreement, dated as of June 12, 2006,
 10.30 Engagement letter between Roth Capital Partners, LLC and Monterey Gourmet Foods, Inc. dated May 26, 2006
 10.31 Form of Investor Warrant, dated June 12, 2006, to be issued by Monterey Gourmet Foods, Inc. to the investors in connection with the June, 2006 private offering.
 99.1            Press release of Monterey Gourmet Foods, Inc., dated June 13,
                 2006

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